UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 1, 2025

ENVIROTECH VEHICLES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-38078	46-0774222
(Commission File Number)	(IRS Employer Identification No.)
7510 Ardmore Street Houston, TX	77054
(Address of Principal Executive Offices)	(Zip Code)

(870) 970-3355

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre -commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre -commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.00001 par value	EVTV	NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.         Submission of Matters to a Vote of Security Holders.

On May 1, 2025, Envirotech Vehicles, Inc., a Delaware corporation (the “Company”), held a Special Meeting of Stockholders (the “Meeting”).

As of the close of business on March 14, 2025, the record date for determining stockholders entitled to notice of and to vote at the Meeting (the “Record Date”), there were 23,106,392 shares of the Company’s common stock, par value $0.00001 per share (“Common Stock”), outstanding, each of which entitled the holder to one vote on each matter brought before the Meeting. Holders of 12,333,390 shares of Common Stock (representing 53.38% of the shares of Common Stock outstanding on the Record Date) were present in person or represented by proxy at the Meeting, constituting a quorum.

At the Meeting, the stockholders of the Company voted on the three proposals described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 1, 2025. The results for each matter voted on by the stockholders during the Meeting are set forth below.

Proposal 1

The Company’s stockholders approved, for purposes of Nasdaq Listing Rule 5635(d), the issuance of shares of Common Stock to YA II PN, LTD, a Cayman Islands exempt limited partnership (the “Investor”), pursuant to that certain amended and restated standby equity purchase agreement, dated October 31, 2024, by and between the Company and the Investor, as amended by the supplemental agreement, dated February 24, 2025, by and between the Company and the Investor (“Proposal 1”), as set forth below:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
11,838,988	178,187	298,776	181,160

Proposal 2

The Company’s stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to effect, at the discretion of the Company’s Board of Directors (the “Board”), a reverse stock split of the Common Stock, at a ratio in the range of 1-for-5 to 1-for-10, with such ratio to be determined at the discretion of the Board (“Proposal 2”), as set forth below:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
12,260,185	215,822	21,104	—

Proposal 3

The Company’s stockholders approved one or more adjournments of the Meeting, if necessary, to solicit additional proxies in the event that there were not sufficient votes at the time of the Meeting to approve Proposal 1 or Proposal 2, as set forth below:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
12,285,863	172,380	38,868	—

An adjournment of the Meeting was not deemed necessary because there were sufficient shares of Common Stock voted in favor of Proposals 1 and 2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVIROTECH VEHICLES, INC.

Date: May 2, 2025	By:	/s/ Phillip Oldridge
Phillip Oldridge
Chief Executive Officer